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                                                                 EXHIBIT 10.22.a
                            FIRST AMENDMENT TO LEASE

         The First Amendment (the "FIRST AMENDMENT") to Lease is made as of July 21, 2000, by and between ARE-708 QUINCE ORCHARD, LLC, a Delaware limited liability company (hereinafter called "LANDLORD") and GENE LOGIC INC., a Delaware corporation (hereinafter called "TENANT").

                                    RECITALS

         A. Landlord and Tenant have entered into that certain Lease (the "LEASE") dated as of August 22, 1997 (the "LEASE"), wherein Landlord leased to Tenant certain premises (the "PREMISES") located at 708 Quince Orchard Road, Gaithersburg, Maryland 20878, and more particularly described in the Lease.

         B. In connection with the negotiation of a lease by and between Tenant and an affiliate of Landlord, Landlord and Tenant have agreed to amend the Lease to provide to Tenant an option, on the conditions described herein, to relocate from the Premises to other space which may, in Landlord's sole option, be provided by Landlord or any affiliate of Landlord (the "RELOCATION RIGHT").

         C. Landlord and Tenant desire to amend the Lease to, among other things, add the Relocation Right to the Lease.

                                    AGREEMENT

         Now, therefore, the parties hereto agree that the Lease is amended as follows:

         1.       RELOCATION RIGHT.

         (a) RELOCATION OF THE PREMISES. Commencing as of the date hereof, Tenant may at any time give Landlord notice that Tenant desires to lease not less than 80,000 rentable square feet of laboratory and office space in the general Gaithersburg, Maryland, area (the "RELOCATION SPACE"). Upon receipt of such notice, Landlord shall have the option either to give Tenant written notice that Landlord elects not to respond, or to give Tenant notice within 120 days of receipt of Tenant's notice describing: (i) the available space(s), if any, Landlord or any affiliate of Landlord (in either such event, the "RELOCATION LANDLORD") may have or could construct which could be used for such Relocation Space, (ii) the time period within which such space(s) could be available for lease by Tenant, and (iii) the economic and other materials business terms of any proposed lease thereof to Tenant (the "RELOCATION NOTICE"). The decision whether to give a Relocation Notice and the terms thereof shall be determined by Landlord in Landlord's sole and absolute discretion. Tenant shall have 60 days following receipt of any Relocation Notice given by Landlord to deliver to Landlord written notification of Tenant's acceptance of such Relocation Space and agreement to lease such Relocation Space upon the business terms set forth in the Relocation Notice.

         (b) NEW LEASE. If the Relocation Landlord and Tenant thereafter execute a lease (the "RELOCATION SPACE LEASE") for the Relocation Space, for a term of not less than 10 years and otherwise on business and legal terms and conditions acceptable to the Relocation


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Landlord and Tenant, respectively, in their sole and absolute discretion, as such terms shall be set out in a new lease between the Relocation Landlord and Tenant (the "RELOCATION SPACE LEASE"), then Tenant shall have the right to terminate this Lease upon acceptance of such Relocation Space, and the commencement of the payment of monthly rent (or rental abatement period, if any) under such Relocation Space Lease. Upon any such termination of the Lease Tenant shall be released from further liability thereunder, other than with respect to any provision of the Lease which survives termination thereof.

         (c) LIMITATIONS. Notwithstanding the above, Tenant's Relocation Right shall not be in effect and may not be exercised by Tenant:

                  (i) during any period of time that a Tenant Event of Default under any provision of the Lease exists; or

                  (ii) if there have been 3 or more Tenant Events of Default under any provision of the Lease, whether or not such Events of Default are cured, during the 12 month period prior to the date on which Tenant seeks to exercise Tenant's Relocation Right.

         (d)      TERMINATION OF RELOCATION RIGHT. If for any reason whatsoever,
(i) Landlord elects not to give a Relocation Notice, (ii) Tenant fails to timely deliver notice accepting the terms of a Relocation Notice, or (iii) Replacement Landlord and Tenant are unable, within 6 months of Landlord's delivery of any Relocation Notice, to agree on the business and legal terms and conditions for any Relocation Space Lease, Tenant's rights hereunder shall terminate and be of no further force or effect and Tenant shall have no right to lease the Relocation Space, if any, proposed by Relocation Landlord.

         (e) RIGHTS PERSONAL. Tenant's Relocation Right is personal to Tenant and is not assignable without Landlord's consent, which may be granted or withheld in Landlord's sole discretion (except that these rights shall inure to the benefit of any assignee as a result of an assignment described in Sections
25.2 and/or 25.3 of the Lease to which Landlord consents as described therein).

         (f) NO EXTENSIONS. The period of time within which the Relocation Right may be exercised shall not be extended or enlarged by reason of the Tenant's inability to exercise the Relocation Right.


         2.       MISCELLANEOUS.

         (a) This First Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This First Amendment may be amended only by an agreement in writing, signed by the parties hereto.

         (b) This First Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.



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         (c)      This First Amendment may be executed in any number of
counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this First Amendment attached thereto.

         (d) Landlord and Tenant each represent and warrant that it has not dealt with any broker, agent or other person (collectively "BROKER") in connection with this transaction, and that no Broker, brought about this transaction. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.

         (e) Except as amended and/or modified by this First Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this First Amendment. In the event of any conflict between the provisions of this First Amendment and the provisions of the Lease, the provisions of this First Amendment shall prevail. Whether or not specifically amended by this First Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this First Amendment.

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year First above written.

                                     TENANT:

                                     GENE LOGIC INC., a Delaware corporation


                                     By:  /s/ Philip L. Rohrer, Jr.
                                        ---------------------------------
                                     Its: Chief Financial Officer
                                        ---------------------------------

                                     LANDLORD:

                                     ARE - 708 QUINCE ORCHARD, LLC, a Delaware limited liability company


                                        ARE - QRS CORP., a Maryland corporation

                                        By:   /s/ Joel S. Marcus
                                           ---------------------------
                                        Its:   Chief Executive Officer
                                            --------------------------
                                        Name:   Joel S. Marcus
                                             -------------------------




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